UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2006.

ANDRESMIN GOLD CORPORATION (Exact name of registrant as specified in its chapter)

Montana (State or other jurisdiction of incorporation	000-33057 (Commission File Number)	84-1365550 (IRS Employer Identification No.)

Calle Jose Gonzales, 671-675 Miraflores, Lima 18, Peru (Address of principal executive offices)	Lima 18 (Zip Code)

Registrant's telephone number, including area code 51-1-242-5502

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CRF 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 29, 2006, Mr. Robert Weicker resigned as a director of Andresmin Gold Corporation (the “Company”) without having any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On May 2, 2006, Mr. Luis Humberto Goyzueta resigned as a director of the Company without having any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 9, 2006, Mr. Dean de Largie resigned as the President and as a director of the Company without having any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

August 25, 2006

ANDRESMIN GOLD CORPORATION

By:

Name:

Lance Larsen

Title:

Secretary